                                LETTER OF TRANSMITTAL
                                TO TENDER FOR EXCHANGE
                   13% SENIOR EXCHANGEABLE PREFERRED STOCK DUE 2009
                                          OF
                                 ANVIL HOLDINGS, INC.
                   PURSUANT TO THE PROSPECTUS DATED _________, 1997

THE PREFERRED EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 1997 UNLESS EXTENDED.



         TO:  UNITED STATES TRUST COMPANY OF NEW YORK (THE "EXCHANGE AGENT")

                           BY REGISTERED OR CERTIFIED MAIL:
                       United States Trust Company of New York
                                  843 Cooper Station
                              New York, New York  10276
                          Attn:  Corporate Trust Operations

                  BY OVERNIGHT COURIER AND BY HAND AFTER 4:30 P.M.:
                       United States Trust Company of New York
                              770 Broadway - 13th Floor
                              New York, New York  10003
                           Attn: Corporate Trust Operations

                              BY HAND BEFORE 4:30 P.M.:
                       United States Trust Company of New York
                                     111 Broadway
                              New York, New York  10006
                       Attn: Lower Level Corporate Trust Window

                            BY FACSIMILE:  (212) 420-6152
                          Attn: Corporate Trust Operations
                        Confirm by telephone:  (800) 548-6565

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of transmittal is completed

    The undersigned acknowledges receipt of the Prospectus, dated _____________, 1997 (the "Prospectus") of Anvil Holdings, Inc. (the "Company") and the related Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Preferred Exchange Offer") to exchange $1,000 liquidation preference of its 13% Senior Exchangeable Preferred Stock due 2009, Series B (the "New Senior Preferred Stock"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 liquidation preference of its outstanding 13% Senior Exchangeable Preferred Stock due 2009 (the "Old Senior Preferred Stock"), of which $30,000,000 aggregate liquidation preference is outstanding. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on _________, 1997, unless the Company, in its sole discretion, extends the Preferred Exchange Offer, in which case the term shall mean the latest date and time to which the Preferred Exchange Offer is extended. The term "Holder" with respect to the Preferred Exchange Offer means any person in whose name Old Senior Preferred Stock are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. Capitalized terms used but not defined herein have the respective meanings set forth in the Prospectus.

    This Letter of Transmittal is to be used by holders of Old Senior Preferred Stock if (i) certificates representing the Old Senior Preferred Stock are to be physically delivered to the Exchange Agent herewith, (ii) tender of the Old Senior Preferred Stock is to be made by book entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Preferred Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Old Senior Preferred Stock (such participants acting on behalf of holders, are referred to herein, together with such holders, as "Authorized Holders") or (iii) tender of the Old Senior Preferred Stock is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Preferred Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 below. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Preferred Exchange Offer. Holders who wish to tender their Old Senior Preferred Stock must complete this letter in its entirety.

/ / CHECK HERE IF TENDERED OLD SENIOR PREFERRED STOCK IS BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: ___________________________________________

    Account Number: __________________________________________________________

    Transaction Code Number: _________________________________________________

    Aggregate liquidation preference of Tendered Old Senior Preferred Stock:

    If Holders desire to tender Old Senior Preferred Stock pursuant to the Preferred Exchange Offer and (i) time will not permit this Letter of Transmittal, certificates representing Old Senior Preferred Stock or other required document to reach the Exchange Agent prior to the Expiration Date, or
(ii) the procedures for book entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Senior Preferred Stock in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Preferred Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 below.

/ / CHECK HERE IF TENDERED OLD SENIOR PREFERRED STOCK IS BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 2):

    Name of Registered or Acting Holder(s): __________________________________

    Window Ticket No. (if any): ______________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ______________________

    Name of Eligible Institution
    that Guaranteed Delivery: ________________________________________________

    If Delivered by Book-Entry Transfer,
    the Account Number: ______________________________________________________

    Transaction Code Number: _________________________________________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    PLEASE NOTE: THE COMPANY HAS AGREED THAT, FOR A PERIOD OF 180 DAYS AFTER THE EXPIRATION DATE, IT WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY

    PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE NEW SENIOR PREFERRED STOCK.

    Name: ____________________________________________________________________

    Address: _________________________________________________________________

    __________________________________________________________________________

    Attention: _______________________________________________________________

    List below the Old Senior Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate liquidation preference of Old Senior Preferred Stock should be listed on a separate signed schedule affixed hereto.

                    PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                        CAREFULLY BEFORE COMPLETING THE BOXES

___________________________________________________________________________________________
                                BOX 1
                    DESCRIPTION OF OLD SENIOR PREFERRED STOCK*
___________________________________________________________________________________________
                                                                  Aggregate Liquidation
Name(s) and Address(es) of                Aggregate Liquidation   Preference Tendered (must
Registered Holder(s)         Certificate  Preference Represented  be an Integral Multiple
(Please fill in, if blank)   Number(s)    by Certificate(s)       of $1,000)**
__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________
                             Total
__________________________________________________________________________________________

  * Need not be completed by Holders tendering by book-entry transfer.

**  Unless indicated in the column labeled "Aggregate Liquidation Preference
    Tendered," any tendering Holder of Old Senior Preferred Stock will be deemed to have tendered the entire aggregate liquidation preference represented by the column labeled "Aggregate Liquidation Preference
    Represented by Certificate(s)." If the space provided above is inadequate, list the certificate numbers and aggregate liquidation preferences on a separate signed schedule and affix the list to this Letter of Transmittal.

    The minimum permitted tender is $1,000 in liquidation preference of Old
    Senior Preferred Stock. All other tenders must be in integral multiples of $1,000.


                                        BOX 2

                                 SPECIAL REGISTRATION
                                     INSTRUCTIONS
                            (See Instructions 4, 5 and 6)

    To be completed ONLY if certificates for Old Senior Preferred Stock in an aggregate liquidation preference not tendered, or New Senior Preferred Stock issued in exchange for Old Senior Preferred Stock accepted for exchange, are to be issued in the name of someone other than the undersigned.


Issue certificate(s) to:

Name __________________________________________
              (Please Print)
Address________________________________________

_______________________________________________
            (Include Zip Code)

_______________________________________________
(Tax Indemnification or Social Security Number)


                                        BOX 3

                                 SPECIAL REGISTRATION
                                     INSTRUCTIONS
                            (See Instructions 4, 5 and 6)

    To be completed ONLY if certificates for Old Senior Preferred Stock in an aggregate liquidation preference not tendered, or New Senior Preferred Stock issued in exchange for Old Senior Preferred Stock accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Deliver certificate(s) to:

Name___________________________________________
              (Please Print)
Address________________________________________

_______________________________________________
            (Include Zip Code)

_______________________________________________
(Tax Indemnification or Social Security Number)




                                        BOX 4

                                 BROKER-DEALER STATUS

/ / Check this box if the Beneficial Owner of the Old Senior Preferred Stock is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Old Senior Preferred Stock for its own account as a result of market-making activities or other trading activities. IF THIS BOX IS CHECKED, PLEASE SEND A COPY OF THIS LETTER OF TRANSMITTAL TO JACOB HOLLANDER, VICE PRESIDENT OF THE COMPANY, VIA FACSIMILE: (212) 885-9411.

                       NOTE: SIGNATURES MUST BE PROVIDED BELOW
                   PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Subject to the terms and conditions of the Preferred Exchange Offer, the undersigned hereby tenders to Anvil Holdings, Inc. (the "Company"), the aggregate liquidation preference of Old Senior Preferred Stock indicated above.

    Subject to and effective upon the acceptance for exchange of the aggregate liquidation preference of Old Senior Preferred Stock tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Senior Preferred Stock tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Senior Preferred Stock with the full power of substitution to (i) present such Old Senior Preferred Stock and all evidences of transfer and authenticity to, or transfer ownership of, such Old Senior Preferred Stock on the account books maintained by the Book-Entry Transfer Facility to, or upon, the order of, the Company, (ii) deliver certificates for such Old Senior Preferred Stock to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and
(iii) present such Old Senior Preferred Stock for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Senior Preferred Stock, all in accordance with the terms of the Preferred Exchange Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Senior Preferred Stock tendered hereby and that the Company will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Company. The undersigned hereby further represents that any New Senior Preferred Stock acquired in exchange for Old Senior Preferred Stock tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Senior Preferred Stock, whether or not such person is the undersigned, that neither the undersigned nor any other such person has any arrangement or understanding with any person to participate in the distribution of such New Senior Preferred Stock and that neither the undersigned nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended, of the Company. In addition, the undersigned and any such person acknowledge that
(a) any person participating in the Preferred Exchange Offer for the purpose of distributing the New Senior Preferred Stock must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the New Senior Preferred Stock and cannot rely on the position of the Staff of the Securities and Exchange Commission enunciated in no-action letters and
(b) failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned or such person is not indemnified by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Senior Preferred Stock tendered hereby. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of New Senior Preferred Stock. If the undersigned is a broker-dealer that will receive New Senior Preferred Stock for its own account in exchange for Old Senior Preferred Stock that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such New Senior Preferred Stock, however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" the meaning of the Securities Act. Unless otherwise notified in accordance with the instructions set forth herein in Box 3 under "Broker-Dealer Status," the Company will assume that the undersigned is not a Participating Broker-Dealer.

    For purposes of the Preferred Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Senior Preferred Stock when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

    If any Old Senior Preferred Stock tendered herewith are not accepted for exchange pursuant to the Preferred Exchange Offer for any reason, certificates for any such unaccepted Old Senior Preferred Stock will be returned, without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representative, successors and assigns.

    The undersigned understands that tenders of Old Senior Preferred Stock pursuant to the procedures described under the caption "The Preferred Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Preferred Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Preferred Exchange Offer--Withdrawal of Tenders."

    Unless otherwise indicated in Box 2 under "Special Registration Instructions," please issue the certificates (or electronic transfers) representing the New Senior Preferred Stock issued in exchange for the Old Senior Preferred Stock accepted for exchange and any certificates (or electronic transfers) for Old Senior Preferred Stock not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates, if any, representing the New Senior Preferred Stock issued in exchange for the Old Senior Preferred Stock accepted for exchange and any certificates for Old Senior Preferred Stock not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Senior Preferred Stock issued in exchange for the Old Senior Preferred Stock accepted for exchange in the name(s) of, and return any certificates for Old Senior Preferred Stock not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old Senior Preferred Stock from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Senior Preferred Stock so tendered.

    Holders who wish to tender their Old Senior Preferred Stock and (i) whose Old Senior Preferred Stock are not immediately available or (ii) who cannot deliver the Old Senior Preferred Stock, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Senior Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Preferred Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 regarding the completion of this Letter of Transmittal printed below.

    The lines below must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Old Senior Preferred Stock or by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of the Old Senior Preferred Stock, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Senior Preferred Stock to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal.

_______________________________________________________________________________
                           PLEASE SIGN HERE WHETHER OR NOT
           OLD SENIOR PREFERRED STOCK ARE BEING PHYSICALLY TENDERED HEREBY

X_________________________________________________________________   __________
                                                                        Date
X_________________________________________________________________   __________
                                                                        Date

Area Code and Telephone Number: __________________________________

    If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal printed below.

Name(s):_______________________________________________________________________
                                    (Please Print)

Capacity:______________________________________________________________________

Address:_______________________________________________________________________
                                  (Include Zip Code)


_______________________________________________________________________________

_______________________________________________________________________________

                            MEDALLION SIGNATURE GUARANTEE
                           (If required by Instruction 5)
           Certain Signatures must be Guaranteed by an Eligible Institution


Signature(s) Guaranteed by an Eligible Institution:____________________________
                                                     (Authorized Signature)
_______________________________________________________________________________
                                   (Title)
_______________________________________________________________________________
                               (Name of Firm)
_______________________________________________________________________________
                        (Address, Include Zip Code)
_______________________________________________________________________________
                     (Area Code and Telephone Number)

Dated:_________________________________________________________________________


_______________________________________________________________________________

                                     INSTRUCTIONS

                       FORMING PART OF THE TERMS AND CONDITIONS
                           OF THE PREFERRED EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR OLD SENIOR PREFERRED STOCK OR BOOK-ENTRY CONFIRMATIONS. Certificates representing the tendered Old Senior Preferred Stock (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for tendered Old Senior Preferred Stock transferred electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Old Senior Preferred Stock and all other required documents is at the election and sole risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holder may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Company nor the Exchange Agent is under an obligation to notify any tendering holder of the Company's acceptance of tendered Old Senior Preferred Stock prior to the completion of the Preferred Exchange Offer.

    2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Senior Preferred Stock but whose Old Senior Preferred Stock are not immediately available and who cannot deliver their certificates for Old Senior Preferred Stock (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Senior Preferred Stock according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

         (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible
    Institution");

         (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Old Senior Preferred Stock, and the aggregate liquidation preference of tendered Old Senior Preferred Stock and stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the tendered Old Senior Preferred Stock (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Old Senior Preferred Stock transferred electronically) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

         (iii) such properly completed and executed Letter of Transmittal and certificates representing the tendered Old Senior Preferred Stock in proper form for transfer (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Old Senior Preferred Stock transferred electronically) must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

    Any holder who wishes to tender Old Senior Preferred Stock pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Senior Preferred Stock prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery person.

    3. TENDER BY HOLDER. Only a holder of Old Senior Preferred Stock may tender such Old Senior Preferred Stock in the Preferred Exchange Offer. Any beneficial owner of Old Senior Preferred Stock who is not the registered holder and who wishes to tender should arrange with such holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Old Senior Preferred Stock, either make appropriate arrangements to register ownership of the Old Senior Preferred Stock in such owner's name or obtain a properly completed bond power from the registered holder.

    4. PARTIAL TENDERS. Tenders of Old Senior Preferred Stock will be accepted only in integral multiples of $1,000 in aggregate liquidation preference. If less than the entire aggregate liquidation preference of Old Senior Preferred Stock is tendered, the tendering holder should fill in the aggregate liquidation preference tendered in the column labeled "Aggregate Liquidation Preference Tendered" of the box entitled "Description of Old Senior Preferred Stock" (Box 1) above. The entire aggregate liquidation preference of Old Senior Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire aggregate liquidation preference of Old Senior Preferred Stock is not tendered, Old Senior Preferred Stock for the aggregate liquidation preference of Old Senior Preferred Stock not tendered and New Senior Preferred Stock exchanged for any Old Senior Preferred Stock tendered will be sent to the holder at his or her registered address (or transferred to the account of the Book-Entry Facility designated above), unless a different address (or account) is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

    5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURE. If this Letter of Transmittal is signed by the registered holder(s) of the Old Senior Preferred Stock tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Old Senior Preferred Stock without alteration, enlargement, or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Senior Preferred Stock.

    If any of the tendered Old Senior Preferred Stock are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Senior Preferred Stock are held in different names on several Old Senior Preferred Stock, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Old Senior Preferred Stock are held.

    If this Letter of Transmittal is signed by the registered holder or Acting Holder, and New Senior Preferred Stock are to be issued and any untendered or unaccepted aggregate liquidation preference of Old Senior Preferred Stock are to be reissued or returned to the registered holder or Acting Holder, then, the registered holder or Acting Holder need not and should not endorse any tendered Old Senior Preferred Stock nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the Acting Holder), the registered holder or Acting Holder must either properly endorse the Old Senior Preferred Stock tendered or transmit a properly completed separate bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Old Senior Preferred Stock, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Senior Preferred Stock, exactly as the name(s) of the participant(s) appear(s) on such security position listings), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

    If this Letter of Transmittal or any Old Senior Preferred Stock or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

    No medallion signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Old Senior Preferred Stock tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Tendered Old Senior Preferred Stock) and the issuance of New Senior Preferred Stock (and any Old Senior Preferred Stock not tendered or not accepted) are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, any New Senior Preferred Stock or Old Senior Preferred Stock not tendered or not accepted are to be deposited to such participant's account at such Book-Entry Transfer Facility) and neither the "Special Delivery Instructions" (Box 3) nor the "Special Registration Instructions" (Box 2) has been completed, or (ii) such Old Senior Preferred Stock are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

    6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box, the name and address (or account at the Book-Entry Transfer Facility) in which the New Senior Preferred Stock and/or substitute Old Senior Preferred Stock for aggregate liquidation preferences not tendered or not accepted for exchange are to be sent (or deposited), if different from the name and address or account of the person signing this Letter of Transmittal.
 In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the indicated and the tendering holders should complete the applicable box.

    If no such instructions are given, the New Senior Preferred Stock (and any Old Senior Preferred Stock not tendered or not accepted) will be issued in the name of and sent to the Acting Holder of the Old Senior Preferred Stock or deposited at such Acting Holders' account at the Book-Entry Transfer Facility.

    7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Old Senior Preferred Stock to it or its order pursuant to the Preferred Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Old Senior Preferred Stock to the Company or its order pursuant to the Preferred Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

    Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Senior Preferred Stock listed in this Letter of Transmittal.

    8. TAX IDENTIFICATION NUMBER. Federal income tax law required that a holder of any Old Senior Preferred Stock which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among other, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report a interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Senior Preferred Stock are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

    The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

    9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Old Senior Preferred Stock will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Senior Preferred Stock not validly tendered or any Old Senior Preferred Stock, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Preferred Exchange Offer or defects or irregularities in tenders of Old Senior Preferred Stock as to any ineligibility of any holder who seeks to tender Old Senior Preferred Stock in the Preferred Exchange Offer. The interpretation of the terms and conditions of the Preferred Exchange Offer (includes this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Senior Preferred Stock must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Senior Preferred Stock, but shall not incur any liability for failure to give such notification.

    10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Preferred Exchange Offer in the case of any tendered Old Senior Preferred Stock.

    11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old Senior Preferred Stock on transmittal of this Letter of Transmittal will be accepted.

    12. MUTILATED, LOST, STOLEN, OR DESTROYED Old Senior Preferred Stock. Any tendering holder whose Old Senior Preferred Stock have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

    13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Preferred Exchange Offer.

    14. ACCEPTANCE OF TENDERED OLD SENIOR PREFERRED STOCK AND ISSUANCE OF New Senior Preferred Stock; RETURN OF Old Senior Preferred Stock. Subject to the terms and conditions of the Preferred Exchange Offer, the Company will accept for exchange all validly tendered Old Senior Preferred Stock as soon as practicable after the Expiration Date and will issue New Senior Preferred Stock therefor as soon as practicable thereafter. For purposes of the Preferred Exchange Offer, the Company shall be deemed to have accepted tendered Old Senior Preferred Stock when, as and if the Company has given written and oral notice thereof to the Exchange Agent. If any tendered Old Senior Preferred Stock are not exchanged pursuant to the Preferred Exchange Offer for any reason, such unexchanged Old Senior Preferred Stock will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above) or at a different address as may be indicated under "Special Delivery Instructions."

    15. WITHDRAWAL. Tenders may be withdrawn only pursuit to the limited withdrawal rights set forth in the Prospectus under the caption "The Preferred Exchange Offer--Withdrawal of Tenders."

_______________________________________________________________________________
                      PAYOR'S NAME:  ANVIL HOLDINGS, INC.
_______________________________________________________________________________
                 Part 1--PLEASE PROVIDE YOUR TAX-     Social Security Number
                 PAYER IDENTIFICATION NUMBER                  or TIN
                 ("TIN") IN THE BOX AT RIGHT AND
                 CERTIFY BY SIGNING AND DATING         _____/_____/_____
                 BELOW
_______________________________________________________________________________


                 Part 2-Check the box if you are NOT subject to backup with-holding under the provisions of section 3408(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest of dividends or (2) the Internal Revenue Service has notified you that you are no longer subject
                 to backup withholding.                                      / /
_______________________________________________________________________________
                 CERTIFICATION--UNDER THE PENALTIES OF PER-
                 JURY, I CERTIFY THAT THE INFORMATION PROVIDED
                 ON THIS FORM IS TRUE, CORRECT AND COMPLETE.       Part 3--

SUBSTITUTE       SIGNATURE                    DATE         Awaiting TIN-->  / /
_______________________________________________________________________________

FORM W-9           Name (if joint names, list first and circle the name
DEPARTMENT OF THE of the person or entity whose number you enter in Part I TREASURY INTERNAL below. See instructions if your name has changed.)
REVENUE SERVICE    ___________________________________________________________
                   Address
                   ___________________________________________________________

PAYER'S REQUEST    City, State and ZIP Code
FOR TAXPAYER       ___________________________________________________________
IDENTIFICATION     List account number(s) here (optional)
NUMBER (TIN)       ___________________________________________________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE PREFERRED EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.